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                                                                      EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements, File Nos.33-35870, 33-35871, 33-53482, 33-57219,
33-56353, 33-59397, 33-60377, and 333-38489.







Arthur Andersen LLP
Chicago, Illinois
March 17, 1998